SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          FIRST MONTAUK FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701


                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 1998

                                   ----------


To the Shareholders of
  FIRST MONTAUK FINANCIAL CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. (the "Corporation" or "Company") will be held at the Molly Pitcher Inn, 88 Riverside Avenue, Red Bank, New Jersey 07701 on June 26, 1998 at 10:00 a.m., New Jersey time, for the following purposes:

          1. To elect one Class II Director to the Corporation's Board of Directors to hold office for a period of three years or until their successors are duly elected and qualified;

          2. To consider and act upon a proposal to amend the Company's 1992 Incentive Stock Option Plan to increase the number of shares reserve for issuance under the 1992 Incentive Stock Option Plan from 3,500,000 shares to 6,000,000; and

     to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on May 22, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.


                                          By Order of the Board of Directors


                                          WILLIAM J. KURINSKY, Secretary


Dated: May 27, 1998


     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701


                                   ----------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 1998

                                   ----------


     This Proxy Statement and the accompanying form of proxy have been mailed on or about May 28, 1998 to the holders of the Corporation's Common Stock of record ("Record Date") on May 22, 1998 of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Corporation" or "Company") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on June 26, 1998 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows: FOR the election of the one person nominated by the Board of Directors as a Class II Director; FOR the proposal to amend the Company's 1992 Incentive Stock Option Plan; and FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke his or her proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting, in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by an affirmative vote of a plurality of the votes cast at the meeting. A majority of the shares present and voting at the Annual Meeting is required for approval of all other items being submitted to the shareholders for their consideration. A shareholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A shareholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors as well as independent solicitation firms to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT.

     The principal executive offices of the Corporation are located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701; the Corporation's telephone number is (732) 842-4700.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Corporation has selected Schneider Ehrlich & Wengrover LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending December 31, 1998. Shareholders are not being asked to approve such selection because such approval is not required under the Corporation's Bylaws or the Business Corporation Act of the State of New Jersey. The audit services provided by Schneider Ehrlich & Wengrover LLP, consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Schneider, Ehrlich & Wengrover LLP, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the Annual Meeting are the Corporation's common stock, no par value per share (the "Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on May 22, 1998 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of May 22, 1998, there were 9,733,044 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth certain information as of May 22, 1998, with respect to each Director, each nominee for Director, each executive officer, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the beneficial owner of more than five (5%) percent of any class of the Corporation's voting securities.

                                                        Amount and Percentage
                                                     of Beneficial Ownership (1)
Directors, Officers                                  ---------------------------
and 5% Shareholders (1)                              Number of Shares   Percent
-----------------------                              ----------------   --------
Herbert Kurinsky                                         291,518(2)       2.95%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

William J. Kurinsky                                    1,663,423(3)      16.19%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Brian M. Cohen                                            35,563(4)       *
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Edward L. Bayarski                                        44,000(5)       *
One Mack Centre Drive
Paramus, NJ 07652

Ward R. Jones                                            100,000(6)       *
7 Leda Lane
Guilderland, NY 12084

Norma Doxey                                               42,400(7)       *
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

David I. Portman                                         159,800(8)       1.64%
19 Pal Drive
Wayside, NJ 07712

All Directors and                                      2,336,704(2-8)    20.41%
Officers as a group
(7 persons in number)

----------

* Less than 1%
footnotes from previous page

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

(2) Includes vested and presently exercisable options of Mr. Herbert Kurinsky, to purchase 290,000 shares of Common Stock.

(3) Includes vested and presently exercisable options of Mr. William J. Kurinsky to purchase 315,000 shares of Common Stock, and 120,000 Class A Warrants, 120,000 Class B Warrants and 120,000 Class C Warrants.

(4) Includes 30,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options, and 1,521 Class A Warrants, 1,521 Class B Warrants and 1,521 Class C Warrants.

(5) Includes 44,000 shares of Common Stock reserved for issuance upon the exercise of 44,000 non-vested stock options.

(6) Includes 100,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options.

(7) Includes 35,000 shares of Common Stock reserved for issuance upon the exercise of 18,000 vested and presently exercisable stock options and 17,000 shares non-vested stock options.

(8) Includes 60,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options, 16,600 Class A Warrants, 16,600 Class B Warrants and 16,600 Class C Warrants.

NOTE: All Class A Warrants are exercisable at $3.00 per share for a period of three (3) years from February 17, 1998.

       All Class B Warrants are exercisable at $5.00 per share for a period of five (5) years from February 17, 1998.

       All Class C Warrants are exercisable at $7.00 per share for a period of seven (7) years from February 17, 1998.

CERTAIN REPORTS

         No person who, during the fiscal year ended December 31, 1997, was a Director, officer or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Corporation of Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any representation received by the Corporation from any Reporting Person that no Form 5 is required.

     It is expected that the following will be considered at the Annual Meeting and action taken thereon:

                            I. ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation provides for the classification of the Board of Directors into three classes of Directors, each class as nearly equal in number as possible but not less than one Director, each to serve for a three-year term, staggered by class. The Certificate of Incorporation further provides that a Director or the entire Board of Directors may be removed only for cause and only by the affirmative vote of the holders of at least 70% of the combined voting power of the Corporation's voting stock, with vacancies on the Board being filled only by a majority vote of the remaining Directors then in office.

     The Board of Directors (sometimes referred to as the "Board") currently consists of five Directors divided into three classes (Class I, II and III) consisting of two members each. There is currently a vacancy in Class II resulting from the resignation of Dr. Ross E. McRonald in November 1994. This vacancy has not been filled by the remaining members of the Board and shareholders are not being asked to elect any nominee for this vacancy.

     The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of shareholders is required to elect the Class II Director. All proxies received by the Board of Directors will be voted for the election as Class II Director of the nominee listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any executive officer or director except for Herbert Kurinsky who is the uncle of William J. Kurinsky.

     The term of the Class II Director expires at this Annual Meeting. The present Director of the Corporation nominated for election to the Corporation's Board of Directors as the sole Class II Director at the Annual Meeting is Norma
L. Doxey.

     The following table sets forth certain information as of the date hereof with respect to the Directors of the Corporation, including the nominee for election to the Corporation's Board of Directors at the Annual Meeting. The Class II Director whose office expires in 1998 is the Director nominated for election at the Annual Meeting.


                                    POSITION WITH                     DIRECTOR
                              CORPORATION; PRINCIPAL                CONTINUALLY     TERM
     NAME                       OCCUPATION AND AGE                     SINCE       EXPIRES
     ----                     ----------------------                -----------    -------
                               CLASS II - NOMINEE

Norma L. Doxey          Director, Vice-President of Operations          1988       Nominee
                        of First Montauk Securities Corp., 58


                                     CLASS I

Herbert Kurinsky        Director, President and Chief                   1987        1999
                        Executive Officer of the Company
                        and Registered Options Principal of
                        First Montauk Securities Corp., 66

William J. Kurinsky     Director, Vice President, Chief                 1987        1999
                        Operating and Chief Financial Officer
                        and Secretary of the Company and of
                        First Montauk Securities Corp. and
                        Financial and Operations Principal
                        of First Montauk Securities Corp., 37

                                    CLASS III

Ward R. Jones, Jr.      Director, Registered Representative             1991        2000
                        with First Montauk Securities Corp., 67

David I. Portman        Director, President of Triad Property
                        Management, Inc., 57                            1993        2000

--------------

     HERBERT KURINSKY became a Director and President of the Company on November 16, 1987. Mr. Kurinsky is a co-founder of First Montauk Securities Corp. and has been its President, one of its Directors and its Registered Options Principal since September of 1986. From March 1984 to August 1986, Mr. Kurinsky was the President of Homestead Securities, Inc., a New Jersey broker-dealer. From April 1983 to March 1984, Mr. Kurinsky was a branch office manager for Phillips, Appel & Waldon, a securities broker-dealer. From February 1982 to March 1983, Mr. Kurinsky was a branch office manager for Fittin, Cunningham and Lauzon, a securities broker-dealer. From November 1977 to February 1982, he was a branch office manager for Advest Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. degree in economics from the University of Miami, Florida in 1954.

     WILLIAM J. KURINSKY became Vice President, a Director and Financial and Operations Principal of the Company on November 16, 1987. He is a co-founder of First Montauk Securities Corp. and has been one of its Vice Presidents, a Director and its Financial/Operations Principal since September of 1986. Prior to that date, Mr. Kurinsky was Treasurer, Chief Financial Officer and Vice President of Operations of Homestead Securities, Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. from Rutgers University in 1984. He is the nephew of Herbert Kurinsky.

     NORMA L. DOXEY has been a Director of the Company since December 6, 1988. Ms. Doxey is the Vice President for Operations and a Registered Representative with First Montauk Securities Corp. since September, 1986. From August through September, 1986, she was operation's manager and a Registered Representative with Homestead Securities, Inc. From July 1984 through August 1985 she held the same position with Marvest Securities.

     WARD R. JONES, JR. has been a director of the Company since June, 1991. From 1955 through 1990, Mr. Jones was employed by Shearson Lehman Brothers as a registered representative, eventually achieving the position of Vice President. Mr. Jones is currently a registered representative of First Montauk Securities Corp. on a part-time basis.

     DAVID I. PORTMAN has been a director of the Company since June 15, 1993. From 1978 to the present, Mr. Portman served as the President of Triad Property Management, Inc., a private corporation which builds, invests in and manages real estate properties in the State of New Jersey. Mr. Portman was a Director of Ultra Med, Inc. from 1986 to 1991, a high tech medical equipment manufacturer. Mr. Portman also serves as a director and officer of Pacific Health Laboratories, Inc., positions he has held since August 1995. Pacific Health Laboratories, Inc. is a publicly held company whose Common Stock is traded on the Nasdaq SmallCap Market.

BOARD MEETINGS, COMMITTEES AND COMPENSATION OF DIRECTORS

     During the fiscal year ended December 31, 1997, five meetings of the Board of Directors were held and on one occasion the Board took action by unanimous written consent in lieu of a meeting. Each Director of the Corporation attended (in person or by telephone conference) all meetings of the Board of Directors held during fiscal 1997.

     The Board of Directors has established an Audit Committee consisting of three members, which includes a "public director" as that term is defined in Schedule E of the NASD By-Laws. The Audit Committee reviews (i) the Company's audit functions, (ii) with management, the finances, financial condition, and interim financial statements of the Company, and (iii) with the Company's independent auditors, the year end financial statements of the Company. Members of the Audit Committee do not receive additional compensation for such service. At present, the committee is composed of Herbert Kurinsky, Ward R. Jones, Jr., and David I. Portman. The Audit Committee met on one occasion during fiscal 1997.

     The Corporation does not have a standing nominating committee of the Board of Directors.

     The Corporation pays Directors who are not employees of the Corporation a retainer of $250 per meeting of the Board of Directors attended and for each meeting of a committee of the Board of Directors not held in conjunction with a Board of Directors meeting. Directors who are not employees of the Company are also eligible to participate in the Director Plan. Directors employed by the Corporation are not entitled to any additional compensation as such. The Board of Directors generally meets on a quarterly basis in addition to such other occasions as the business of the Corporation may from time to time require.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In fiscal 1995, the Corporation established a compensation committee, composed of two non-executive directors, for the purpose of negotiating and reviewing all employment agreements for executive officers of the Corporation and for administering the 1992 Plan. At present, Ward R. Jones, Jr. and David I. Portman are the members of the compensation committee. This committee met on one occasion during fiscal 1997.

     The compensation committee and the Board of Directors have established the following ongoing principles and objectives for determining Corporation's executive compensation:

     o provide compensation opportunities that will help attract, motivate and retain highly motivated qualified managers and executives.

     o link executive total compensation to the Corporation's performance and individual job performance.

     o provide a balance between incentives based upon annual business achievements and longer term incentives linked to increases in shareholder value.

     During the last fiscal year, except as discussed below, the cash compensation portions of the Chief Executive Officer and the Chief Operating Officer were not reviewed by the compensation committee as the terms of the compensation were governed by the terms of their employment agreements which were entered into in January 1996. Shareholders are directed to the discussion of these agreements under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement. No cash bonuses were awarded to these executives during the last fiscal year.

     The cash compensation of both Mr. Herbert Kurinsky and Mr. William Kurinsky decreased in fiscal 1997 as compared to 1996. These decreases reflect a determination by the executives to increase the Corporations' earnings by decreasing expenses associated with their salaries. The executives waived a certain portion of their salaries (approximately $7,000 by both Mr. Herbert Kurinsky and Mr. William Kurinsky) and waived all cash bonuses to which they would otherwise have been entitled under the terms of their employment agreements. Both the executives and the compensation committee have determined to increase shareholder value and believed that the waiver of compensation would assist them in this regard.

     The compensation committee authorized the grant of 50,000 options to Mr. Herbert Kurinsky and 75,000 options to Mr. William Kurinsky during the last fiscal year. The committee determined that the Corporation's financial performance (among other data, increases in revenues and net income as compared to the 1996 fiscal year) warranted the grant of options to the executives.

The Compensation Committee

Ward R. Jones Jr.           David I. Portman


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no compensation committee interlocks between the members of the Corporation's compensation committee and any other entity. None of the members of the Board's compensation committee are executive officers of the Corporation. Mr. Jones is a registered representative of the Corporation's broker-dealer subsidiary, First Montauk Securities Corp.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of the Company's common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group of two peer issuers selected in good faith by the Company. The Company's common stock is listed for trading in the over the counter market and is traded under the symbol "FMFK".

                --GRAPHICAL REPRESENTATION OF DATA TABLE BELOW--

DESCRIPTION              1992     1993     1994     1995     1996     1997
-----------              ----     ----     ----     ----     ----     ----
FIRST MONTAUK (%)                164.20   -79.00   163.20    -4.00    200.00
FIRST MONTAUK ($)      $100.00  $264.20  $ 55.48  $146.03  $140.19   $420.56

S & P 500 (%)                     13.00     3.69    29.75    20.33     40.45
S & P 500 ($)          $100.00  $113.00  $117.17  $152.02  $182.93   $256.92

PEER GROUP ONLY (%)               -6.34    -8.12    21.87   174.92     61.31
PEER GROUP ONLY ($)    $100.00  $ 93.66  $ 86.05  $104.87  $288.30   $465.05
----------
NOTES
(1) Assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1991.

(2) Industry composite includes Paulsen capital Corp. and J.W. Charles Financial Services, Inc. The industry composite has been determined in good faith by management to represent entities which compete with the Company in certain of its significant business segments.

 VOTE REQUIRED FOR ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominee for Class II Director.

     THE BOARD OF DIRECTORS DEEMS THE NOMINEE FOR CLASS II DIRECTOR TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 1997, 1996 and 1995 to each of the named executive officers of the Company.



                           SUMMARY COMPENSATION TABLE

                                                                                               Long Term
                                             Annual Compensation                             Compensation
                              -----------------------------------------------------          ------------
                                                                                              Securities
                                                                                              Underlying
Name & Principal                                                       Other Annual          Options/ SARs
Position                      Year       Salary           Bonus        Compensation           Granted(1)
----------------              ----       ------           -----        ------------          -------------
Herbert Kurinsky              1997      $168,269             0           $ 2,724(2)             50,000
Chairman, Chief               1996      $175,000          $40,000        $41,070(2)               0
Executive Officer (3)         1995      $101,000          $90,000        $ 8,594(2)            200,000

William J. Kurinsky           1997      $158,173             0           $ 1,534(4)             75,000
Vice President,               1996      $175,000             0           $11,884(4)               0
Chief Operating and           1995      $121,000          $90,000        $39,409(4)            200,000
Financial Officer
and Secretary (5)

Brian M. Cohen                1997      $100,000          $ 2,500        $ 2,126(6)             50,000
Vice President and            1996      $100,000             0           $17,385(6)               0
General Securities            1995      $ 87,115          $15,000        $ 6,365(6)              5,000
Principal, FMSC

Edward L. Bayarski            1997      $125,000             0           $55,275(7)               0
President, MISI               1996      $ 87,308          $ 7,256        $38,061(7)             60,000
                              1995      $ 33,654          $ 9,000          8,639(7)             40,000
------------

1) In 1995, the Board of Directors authorized a grant to purchase 200,000 shares of the Company's Common Stock each to Herbert Kurinsky and William
     J. Kurinsky at an exercise price of $.75 and $.8352 respectively. Mr. Cohen was granted an option to purchase 5,000 shares at $.75. These options have vested and are exercisable until November 5, 2000 for Messrs. Kurinsky, and until December 14, 2000 for Mr. Cohen. In 1996, Edward L. Bayarski was granted an option to purchase 60,000 shares of Common Stock at an exercise price of $1.02 per share. These options vest at 20% a year from the date of grant and expire in 2001. In 1997, the Board of Directors authorized an additional grant to purchase 50,000 shares and 75,000 shares at exercise prices of $.96 and $1.05 to Herbert Kurinsky and William J. Kurinsky, respectively. Mr. Cohen was also granted an additional 50,000 options to purchase stock at an exercise price of $.96 per share. All 1997 option grants expire five years from the date of grant. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

2) Includes: (i) for 1997, commissions of $2,724; (ii) for 1996, an automobile allowance of $7,512, commissions of $10,512, dues of $7,440 and loan forgiveness of $15,606; and (iii) for 1995, an automobile allowance of $8,594.

3) Mr. Herbert Kurinsky is the beneficial owner of 1,518 shares of the Company's Common Stock as of December 31, 1997, which shares had a market value of approximately $4,317 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

4) Includes: (i) for 1997, commissions of $1,534; (ii) for 1996, loan forgiveness in the amount of $11,884; and (iii) for 1995, commissions of $39,409.

5) Mr. William Kurinsky is the beneficial owner of 1,348,423 shares of the Company's Common Stock as of December 31, 1997, which shares had a market value of approximately $3,834,578 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

6) Includes: (i) for 1997, commissions of $2,126; (ii) for 1996, commissions of $7,578, and automobile allowance of $4,650 and loan forgiveness of $5,157; and (iii) for 1995, commissions of $2,045 and an automobile allowance of $4,320.

7) Includes: (i) for 1997, commissions of $55,275; (ii) for 1996, commissions of $38,061; and (iii) for 1995, includes commissions of $8,639.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information with respect to the named executive officers concerning options held as of the year ended December 31, 1997.

                                                 INDIVIDUAL GRANTS

                               Number of                   % of Total
                              Underlying                  Granted to           Exercise
                              Options/SARs                Employees in          or Base        Expiration
Name                          Granted(#)                  Fiscal Year         Price ($Sh)         Date
----                          ----------                  ------------        -----------      ----------
Herbert Kurinsky                50,000                       3.4%                $0.96          1/15/02
William J. Kurinsky             75,000                       5.0%                $1.05          1/15/02
Brian M. Cohen                  50,000                       3.4%                $0.96          1/15/02
Edward L. Bayarski                --                         --                    --              --



                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                        AND FY-END OPTION/SAR VALUES

                            Value of
                             Shares                          Number of                   Unexercised
                            Acquired                        Unexercised                 In-the-money
                               on         Value            Options as of                 Options at
Name                        Exercise     Realized         December 31,1997          December 31,1997(1)
----                        --------     --------         ----------------          -------------------
                                                     Exercisable/Unexercisable    Exercisable/Unexercisable

Herbert Kurinsky            $200,000     $412,711            290,000/0                 $  596,688/$0
William J. Kurinsky             --           --              515,000/0                 $1,064,281/$0
Brian M. Cohen              $ 95,000     $177,247             55,000/0                 $  103,406/$0
Edward L. Bayarski          $ 28,000     $ 64,750             24,000/48,000            $   43,770/$93,780



(1) Based upon the closing bid price of the Company's Common Stock on December 31, 1997 ($2.84375 per share), less the exercise price for the aggregate number of shares subject to the options.

EMPLOYMENT AGREEMENTS

     In January 1996, the Company entered into new three-year employment contracts with Herbert Kurinsky, as President and William J. Kurinsky, as Executive Vice President. The contracts provide for base salaries of $175,000 for the first year of the agreement for each, increasing in each case at the rate of 10% per year. Each will also be entitled to receive a portion of a bonus pool consisting of 10% of the pre-tax profits of the Company, to be determined by the executive management (e.g. Herbert Kurinsky and William J. Kurinsky). The bonus pool would require a minimum of $500,000 pretax profit per year in order to become effective. In 1997, each formally waived his right to receive a cash bonus for fiscal year 1997.

Each is also entitled to receive commissions at the same rate as paid to other non-affiliate registered representatives of the Company. They are also entitled to purchase up to 20% of all underwriters and/or placement agent warrants or options which are granted to First Montauk Securities Corp. from FMSC upon the same price, terms and conditions afforded to FMSC as the underwriter or placement agent. Each employee also receives health insurance benefits and life insurance as generally made available to regular full-time employees of the Company, and reimbursement for expenses incurred on behalf of the Company and the use of an automobile or in the alternative an automobile allowance. The contracts also provide for severance benefits equal to three times the previous year's salary in the event either of the employees is terminated or their duties significantly changed after a change in management of the Company as defined in the respective agreements.

INCENTIVE STOCK OPTION PLAN

     In September 1992, the Company adopted the 1992 Incentive Stock Option Plan. The 1992 Incentive Stock Option Plan provided for the grant of options to purchase up to 2,000,000 shares of the Company's Common Stock and is intended for employees of the Company and consultants. In June 1996 the Company's Board of Directors and shareholders approved an amendment to the 1992 Incentive Stock Option Plan (as amended, the "1992 Incentive Plan") to increase the number of shares reserved for issuance from 2,000,000 to 3,500,000. Under the terms of the 1992 Incentive Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs").

     The Board of Directors has determined it necessary to increase the number of shares reserved for issuance under the 1992 Incentive Plan from 3,500,000 shares to 6,000,000 shares. A discussion of the proposed amendment is set forth below under the heading "Proposal to Amend the Incentive Stock Option Plan".

     The 1992 Incentive Plan is administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Board or Committee has full authority to interpret the Amended Plan and to establish and amend rules and regulations relating thereto.

     Under the 1992 Incentive Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the 1992 Incentive
Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year may not exceed $100,000.

     The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option. Unless sooner terminated, the 1992 Incentive will expire in 2006.

     As of the date of this Proxy Statement options to purchase a total of 3,379,000 shares of the Company's Common Stock have been issued under the 1992 Incentive.

DIRECTOR PLAN

     In September 1992, the Company adopted the Non-Executive Director Stock Option Plan (the "Director Plan"). The Director Plan provides for issuance of a maximum of 1,000,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. Options are granted under the Director Plan until 2002 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Company who are not full time employees of the Company or any of its subsidiaries. The Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares each September 1, provided such person has served as a director for the 12 months immediately prior to such September 1st.

     In June 1996, the Company's shareholders approved an amendment to the Director Plan to provide for the elimination of non-discretionary stock grants to members of any advisory board established by the Company. An eligible member of an advisory board may receive an option to purchase shares of the Company's Common Stock under the Director Plan as provided for in the discretion of the Company's Board of Directors.

     The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Stock Option Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option commenced on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. The Director Plan is administered by a committee of the board of directors composed of not fewer than three persons who are officers of the Company (the "Committee"). The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment. To date, a total of 260,000 options have been granted to the Company's Non-Executive members of the Board of Directors.

SENIOR MANAGEMENT PLAN

     In 1996, the Company adopted the 1996 Senior Management Incentive Plan (the "Management Plan"). The Management Plan provides for the issuance of up to 2,000,000 shares of Common Stock either upon issuance of options issued under the Management Plan or grants of restricted stock or incentive stock rights. Awards may be granted under the Management Plan to executive management employees by the Board of Directors or a committee of the board, if one is appointed for this purpose. The Management Plan provides for four types of awards--stock options, incentive stock rights, stock appreciation rights, and restricted stock purchase agreements.

     The stock options granted under the Management Plan can be either ISOs or non-lSOs similar to the options granted under the Incentive Stock Option Plan, except that the exercise price of non-lSOs shall not be less than 85% of the fair market value of the Common Stock on the date of grant. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. If services of the holder terminate prior to the incentive period, the rights become null and void unless termination is caused by death or disability. Stock appreciation rights allow a grantee to receive an amount in cash equal to the difference between the fair market value of the stock and the exercise price, payable in cash or shares of Common Stock. The Board or committee may grant limited SARs which become exercisable upon a "change of control" of the Company. A change of control includes the purchase by any person of 25% or more of the voting power of the Company's outstanding securities, or a change in the majority of the Board of Directors.

     Awards granted under the Management Plan are also entitled to certain acceleration provisions which cause awards granted under the Management Plan to immediately vest in the event of a change of control or sale of the Company. Awards under the Management Plan may be made until 2006.

     During the fiscal year ended December 31, 1997, the Company granted a total of 175,000 options to three executive officers.

     Each of the types of Awards that may be granted under the Management Plan is discussed below.

     Stock Options. Under the terms of the Management Plan, options granted thereunder will be designated as options which qualify for incentive stock option treatment ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify ("Non-ISO's").

     Under the Management Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent Shareholder such exercise price shall be at least 110% of such fair market value. Exercise prices of Non- ISO options may not be less than 85% of such fair market value. The aggregate fair market value of shares subject to an option designated as an ISO for which any participant may be granted such an option in any calendar year, shall not exceed $100,000 plus any unused carryovers (as defined in Section 422 of the Code) from a prior year. The "fair market value" will be the price of the Corporation's Common Stock, the low bid as reported by the National Quotation Bureau, Inc., or a market make of the Corporation's Common Stock, or if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

     Options may be granted under the Management Plan for such periods as determined by the Management Plan Administrator; provided however that no option designated as an ISO granted under the Management Plan shall be exercisable over a period in excess of ten years, or in the case of a ten percent Shareholder, five years. Options may be exercised in whole at any time or in part from time to time. Options are not transferable except to the estate of an option holder; provided, however, in the case of a Non-ISO, and subject to Rule 16b-3 promulgated under Section 16 of the Exchange Act and prevailing interpretations thereunder by the Staff of the Securities and Exchange Commission, a recipient of a Non-ISO may, with the consent of the Management Plan Administrator, designate a named beneficiary of the Non-ISO in the event of the death of such recipient, or assign such Non-ISO.

     Incentive Stock Rights. Incentive stock rights consists of incentive stock units which give the holder the right to receive, without payment of cash or property to the Corporation, shares of Common Stock. Each unit is equivalent to one share of Common Stock and will be issued in consideration for services performed for the Corporation. If the services of the senior manager with the Corporation terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the senior manager or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

     Stock Appreciation Rights ("SARs"). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator (as defined in the Plan) determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following events: (i) the approval of the shareholders of the Corporation of a consolidation or merger in which the Corporation is not the surviving corporation, the sale of all or substantially all the assets of the Corporation, or the liquidation or dissolution of the Corporation; (ii) the commencement of a tender or exchange offer for the Corporation's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation) of securities of the Corporation representing 25% or more of the voting power of the Corporation's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

     The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

     Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Corporation of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which time the purchase must continue employment with the Corporation to retain the shares.

     Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Corporation. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

                                       II
                              PROPOSAL TO AMEND THE
                           INCENTIVE STOCK OPTION PLAN

AMENDMENT PROPOSED BY THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved, and recommends shareholder approval of, an amendment to the Corporation's 1992 Incentive Plan to increase the number of shares of Common Stock under the 1992 Incentive Plan from 3,500,000 shares to 6,000,000. Options issued prior to adoption of the proposed amendment will not be affected by the amendment.

     With 3,379,000 options outstanding against 3,500,000 shares reserved for issuance under the 1992 Incentive Plan, the Corporation desires to increase the number of shares reserved for issuance under the 1992 Incentive Plan to attract and retain motivated employees. The Corporation believes that awards granted under the 1992 Incentive Plan have a positive effect on the Corporation's profits and growth potential by encouraging and assisting those persons to acquire equity in the Corporation and thereby align their long term interest with that of the Corporation. Frequently, these awards are granted as bonuses for significant contributions to the Corporation's business and as an inducement for high-producing registered representatives to join the Corporation. The Corporation intends to continue this policy upon the approval of the proposed amendment by the shareholders of the Corporation.

     For a more complete discussion of the 1992 Incentive Plan, reference is made to the section under the heading "Incentive Stock Option Plan". A complete copy of the 1992 Incentive Plan, containing the proposed amendment, is annexed hereto as Appendix A.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the proposed amendment to the 1992 Incentive Plan.

         THE BOARD OF DIRECTORS DEEMS THE PROPOSED AMENDMENT TO THE 1992
      INCENTIVE PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS
           SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              FINANCIAL INFORMATION

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS, WHICH EXHIBITS SHALL BE FURNISHED TO SHAREHOLDERS, IF REQUESTED, UPON PAYMENT TO THE CORPORATION OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM J. KURINSKY, SECRETARY, FIRST MONTAUK FINANCIAL CORP., 328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701. Each such request must set forth a good faith representation that as of May 22, 1998 the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 1998 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

     As of the date of this Proxy Statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

     Proposals of shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Shareholders must be received by the Corporation on or prior to February 26, 1999 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1999 Annual Meeting of Shareholders.


                                      By Order of the Board of Directors



                                      WILLIAM J. KURINSKY, Secretary

Dated: May 27, 199


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                    EXHIBIT A

                              AMENDED AND RESTATED
                        1992 INCENTIVE STOCK OPTION PLAN
                                       OF
                          FIRST MONTAUK FINANCIAL CORP.
                          RESTATED AS OF JUNE 26, 1998

l. PURPOSE OF THE PLAN

     The purpose of the 1992 Incentive Stock Option Plan (the "Plan"), as previously amended, of First Montauk Financial Corp. (the "Company") is to provide an incentive to employees, consultants and registered representatives whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through the issuance of stock options to purchase shares of Common Stock, no par value per share, of the Company ("Common Stock") (such options are sometimes referred to herein as "Awards"). Stock options may be granted under the Plan which qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of l986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs."

2. ELIGIBILITY

     Awards may be made or granted to employees, consultants and registered representatives of the Company or its Subsidiaries, who are deemed to have the potential to have a significant effect on the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "employees" shall include officers of the Company or of a Subsidiary. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Plan. Consultants and registered representatives who are not employees of the Company or a subsidiary are not eligible to receive options which qualify as ISO's. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than l0% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted the option price is at least one hundred ten percent (ll0%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The terms "Subsidiary" and "Parent") as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to personnel who hold or have held options or shares under the Plan or any other plans of the Company.

3. STOCK SUBJECT TO THE PLAN

     The shares that may be issued upon exercise of options under the Plan shall not exceed in the aggregate 6,000,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 7 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Company and reserved for issuance under the Plan. If a stock option for any reason expires or is terminated without having been exercised in full, those shares relating to an unexercised stock option shall again become available for grant and/or sale under the Plan.

4. ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors, if one is appointed for this purpose (the "Committee"). Committee members shall serve for such term as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for awards or have been granted awards may not vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan.

     (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 4, 5, 15 and 16 hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Plan. Subject to the provisions of the Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option; (iv) to construe and interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an Award under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such Award shall, in the event the Board of Directors at the time such award is granted is not deemed to satisfy the requirement of Rule l6b-3(c)(2) promulgated under the Securities Exchange Act of l934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than two persons all of whom qualify as "disinterested persons" within the meaning of Rule l6b-3(c)(2) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Plan.

5. DURATION OF THE PLAN

     The Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company, and upon the approvals, if required, of any other public authorities. The Plan shall remain in effect for a term of ten (l0) years from the date of adoption by the Board unless sooner terminated under
Section 15 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Plan pursuant to Section 15 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Plan had not been amended or terminated.

6. OPTIONS

     Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

     (a) Option Price; Number of Shares. The option price, which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (l00%) in the case of ISOs, and eighty-five percent (85%) in the case of other options, of the fair market value of the Company's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

     The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during ay calendar year shall not exceed $l00,000 under all plans of the employer corporation or its Parent or Subsidiaries.

     (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised, if not immediately exercisable, is referred to herein as the "waiting period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (l) year nor more than ten (l0) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

     (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement (i) in a combination of cash and a promissory note,
(ii) through the delivery of shares of Common Stock, or (iii) in a combination of the methods described above. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

     (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Company or of any Subsidiary for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Company or of any Subsidiary, any option granted to such employee shall be exercisable for twelve (l2) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Company or any Subsidiary, or during the twelve
(l2) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (l) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

     (e) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

7. RECAPITALIZATION

     In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option theretofore granted or issued shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

8. ACCELERATION

     (a) Notwithstanding any contrary waiting period in any stock option agreement issued pursuant to the Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

     (b) For purposes of this Section 8:

          (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

          (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule l3d-3 in the case of rights to acquire the Company's securities).

          (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

9. CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

     (a) Nothing in the Plan or any Award made hereunder shall interfere with or limit in any way, the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

     (b) For purposes of the Plan, a transfer of a recipient of options hereunder from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting or exercise period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options or restricted shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

l0. GENERAL RESTRICTION

     Each Award made under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

l1. RIGHTS AS A STOCKHOLDER

     The holder of a stock option shall have no rights as a stockholder with respect to any shares covered by the stock option, until the date of issuance of a stock certificate to him for such shares related to the exercise thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

l2. NONASSIGNABILITY OF AWARDS

     No stock option shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and during the lifetime of an Eligible Participant may only be exercised by him.

l3. WITHHOLDING TAXES

     Whenever under the Plan shares are to be issued in satisfaction of stock options granted hereunder, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Company may determine that such taxes are due. Whenever under the Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

l4. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor any provision of the Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Board of Directors (but not the Committee) may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any recipient of a stock option under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

          (a) except as is provided in Section 7 of the Plan, increase the total number of shares of stock reserved for the purposes of the Plan; or

          (b) extend the duration of the Plan; or

          (c) materially increase the benefits accruing to participants under the Plan; or

          (d) change the category of persons who can be Eligible Participants under the Plan. Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Company, without the consent of the respective recipients, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.

16. LIMITATIONS ON EXERCISE.

     Notwithstanding anything to the contrary contained in the Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock received by the holder from the Company.

17. GOVERNING LAW

     The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

--------------------------------------------------------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
                  ANNUAL MEETING OF SHAREHOLDERS--JUNE 26, 1998
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Herbert Kurinsky and William J. Kurinsky, and each of them, proxies, with full power of substitution to each, to vote all common shares of FIRST MONTAUK FINANCIAL CORP., owned by the undersigned at the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. to be held on June 26, 1998 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.  Election of Class II Director:

    [ ] FOR all nominees listed below (except as marked to the contrary below)
    [ ] WITHHOLD AUTHORITY to vote for the nominee listed below.

    (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

      Nominee for Class II Director to Serve until year 2001 Annual Meeting

                                 NORMA L. DOXEY

II. Proposal to amend the Company's Incentive Stock Option Plan.

               [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 26, 1998, receipt of which is hereby acknowledged.

                (continued and to be signed on the reverse side)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           (continued from other side)

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

     The shares represented by this proxy will be voted (i) FOR the election of the nominee for Class II director, and (ii) FOR the proposed amendment to the Company's Incentive Stock Option Plan.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


                                     Dated: _____________________________ , 1998


                                     ___________________________________________


                                     ___________________________________________

                                     (Please date and sign exactly as name
                                     appears at left. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)